EXHIBIT 12(b)
RULE 30a-2(b) CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Seligman Time Horizon/Harvester Series, Inc. (the registrant), do hereby certify, to such officer’s knowledge, that:

(1)
The annual report on Form N-CSR of the registrant for the year ended December 31, 2005 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:
/S/  BRIAN T. ZINO
Brian T. Zino
Chief Executive Officer

Date: March 9, 2006

By:
/S/  LAWRENCE P. VOGEL
Lawrence P. Vogel
Chief Financial Officer

Date: March 9, 2006